UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

December 28, 2012

Date of report (Date of earliest event reported)

ConAgra Foods, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7275	47-0248710
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One ConAgra Drive Omaha, NE		68102
(Address of Principal Executive Offices)		(Zip Code)

(402) 240-4000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 28, 2012, ConAgra Foods, Inc. (the “Company”) issued a press release announcing that it has commenced, subject to the terms and conditions set forth in the offering memorandum and consent solicitation statement dated December 28, 2012, an offer to exchange any and all 4.950% Notes due August 15, 2020 issued by Ralcorp Holdings, Inc. (“Ralcorp”) for up to an aggregate principal amount of $300.0 million of new 4.950% Notes due August 15, 2020 (the “New ConAgra Foods 2020 Notes”) issued by the Company and an offer to exchange any and all 6.625% Notes due August 15, 2039 issued by Ralcorp for up to an aggregate principal amount of $450.0 million of new 6.625% Notes due August 15, 2039 (the “New ConAgra Foods 2039 Notes”) issued by the Company. The New ConAgra Foods 2020 Notes and New ConAgra Foods 2039 Notes are referred to herein collectively as the “New ConAgra Foods Notes.”

The exchange offers and related consent solicitations are being made in connection with the merger agreement, dated as of November 26, 2012 (the “Merger Agreement”), by and among the Company, Phoenix Acquisition Sub Inc., a wholly owned subsidiary of the Company, and Ralcorp, pursuant to which the Company has agreed to acquire Ralcorp (the “Acquisition”). On December 28, 2012, Ralcorp began mailing its definitive proxy statement to its shareholders in connection with the special meeting of shareholders called to vote on the approval of the Acquisition, which is scheduled to be held on January 29, 2013. The parties’ obligations to complete the Acquisition are conditioned upon (i) the receipt of antitrust approvals in the United States and Canada, (ii) approval of the Merger Agreement by the holders of two-thirds of the outstanding shares of Ralcorp common stock and (iii) certain other customary closing conditions. Consummation of the Acquisition is not subject to a financing condition and is not subject to the completion of the exchange offers and related consent solicitations.

A copy of the press release is filed as exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The New ConAgra Foods Notes have not been and will not be registered under the Securities Act of 1933 or any state securities laws. Therefore, the New ConAgra Foods Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933 and any applicable state securities laws.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

Exhibit 99.1	Press Release issued December 28, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONAGRA FOODS, INC.

Date: December 31, 2012	By:	/s/ Colleen Batcheler
Name: Colleen Batcheler
Title: Executive Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit Number	Description

Exhibit 99.1	Press Release issued December 28, 2012